Exhibit 99.2
Supplemental Prior Period Tables
For the Quarterly Periods Q1 2023 through Q4 2024
The following tables are to provide the Segment Gross Profit and Adjusted Non-GAAP reconciliation information by quarter for the full years ending December 31, 2024 and 2023.

ASTRONICS CORPORATION
SEGMENT GROSS PROFIT
(Unaudited, $ in thousands)

	Consolidated
	Three Months Ended
	3/30/2024		6/29/2024	9/28/2024	12/31/2024
Segment gross profit and margins
Aerospace	$32,674	35,202,000	$41,364	$38,589	$45,040
	20.0%	20.9%	23.4%	21.7%	23.9%
Test Systems	1,517	4,771,000	(10)	4,154	5,014
	7.1%	18.0%	—%	15.9%	25.1%
Total gross profit	$34,191	39,973,000	$41,354	$42,743	$50,054

	Consolidated
	Three Months Ended
	4/1/2023		7/1/2023	9/30/2023	12/31/2023
Segment gross profit and margins
Aerospace	$21,138		$31,864	$16,678	$35,202
	15.6%		20.1%	11.7%	20.9%
Test Systems	6,372		831	3,940	4,771
	30.4%		5.2%	18.9%	18.0%
Total gross profit	$27,510		$32,695	$20,618	$39,973

Astronics Corporation Supplemental Prior Period Tables
March 4, 2025

Astronics provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. Astronics management uses these measures for reviewing the financial results of Astronics for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate Astronics core operating and financial performance and business trends consistent with how management evaluates such performance and trends.

ASTRONICS CORPORATION
RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT
(Unaudited, $ in thousands)

	Consolidated
	Three Months Ended
	3/30/2024	6/29/2024	9/28/2024	12/31/2024
Gross profit	$34,191	$41,354	$42,743	$50,054
Add back (deduct):
Warranty reserve	—	—	3,527	1,690
Non-cash reserves for customer bankruptcy	—	—	909	794
Adjusted gross profit	$34,191	$41,354	$47,179	$52,538

Sales	$185,074	$198,114	$203,698	$208,540

Gross margin	18.5%	20.9%	21.0%	24.0%
Adjusted gross margin	18.5%	20.9%	23.2%	25.2%

	Consolidated
	Three Months Ended
	4/1/2023	7/1/2023	9/30/2023	12/31/2023
Gross profit	$27,510	$32,695	$20,618	$39,973
Add back (deduct):
Non-cash reserves for customer bankruptcy	—	—	3,601	—
Deferred liability recovery	(5,824)	—	—	—
Adjusted gross profit	$21,686	$32,695	$24,219	$39,973

Sales	$156,538	$174,454	$162,922	$195,292

Gross margin	17.6%	18.7%	12.7%	20.5%
Adjusted gross margin	13.9%	18.7%	14.9%	20.5%

Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Profit Margin is defined as Adjusted Gross Profit divided by sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Profit Margin as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Profit Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's gross profit and gross profit margin to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company’s gross profit and gross profit margin to that of other companies.

Astronics Corporation Supplemental Prior Period Tables
March 4, 2025

ASTRONICS CORPORATION
RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME
(Unaudited, $ in thousands)

	Consolidated
	Three Months Ended
	3/30/2024	6/29/2024	9/28/2024	12/31/2024
Income from operations	$1,666	$7,550	$8,374	$8,876
Add back (deduct):
Restructuring-related charges including severance	117	657	259	1,411
Legal reserve, settlements and recoveries	—	—	(332)	4,762
Litigation-related legal expenses	3,694	4,428	5,558	6,066
Non-cash reserves for customer bankruptcy	—	—	2,203	1,032
Warranty reserve	—	—	3,527	1,690
Adjusted operating income	$5,477	$12,635	$19,589	$23,837

Sales	$185,074	$198,114	$203,698	$208,540

Operating margin	0.9%	3.8%	4.1%	4.3%
Adjusted operating margin	3.0%	6.4%	9.6%	11.4%

	Consolidated
	Three Months Ended
	4/1/2023	7/1/2023	9/30/2023	12/31/2023
Income (loss) from operations	$(2,370)	$2,396	$(14,479)	$7,782
Add back (deduct):
Restructuring-related charges including severance	—	564	—	—
Legal reserve, settlements and recoveries	—	(1,305)	(1,227)	—
Litigation-related legal expenses	4,515	4,935	4,574	3,826
Non-cash reserves for customer bankruptcy	—	—	11,074	—
Deferred liability recovery	(5,824)	—	—	—
Adjusted operating income (loss)	$(3,679)	$6,590	$(58)	$11,608

Sales	$156,538	$174,454	$162,922	$195,292

Operating margin	(1.5)%	1.4%	(8.9)%	4.0%
Adjusted operating margin	(2.4)%	3.8%	—%	5.9%

Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Adjusted Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's income from operations to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company’s income from operations and operating margin to that of other companies.

Astronics Corporation Supplemental Prior Period Tables
March 4, 2025

ASTRONICS CORPORATION
RECONCILIATION OF NET INCOME AND DILUTED EARNINGS PER SHARE
TO ADJUSTED NET INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE
(Unaudited, $ in thousands, except per share amounts)
	Consolidated
	Three Months Ended
	3/30/2024	6/29/2024	9/28/2024	12/31/2024
Net (loss) income	$(3,178)	$1,533	$(11,738)	$(2,832)
Add back (deduct):
Amortization of intangibles	3,270	3,270	3,188	3,143
Restructuring-related charges including severance	117	657	259	1,411
Early retirement penalty waiver	—	—	—	624
Legal reserve, settlements and recoveries	—	—	(332)	4,762
Litigation-related legal expenses	3,694	4,428	5,558	6,066
Loss on extinguishment of debt	—	—	6,987	3,161
Non-cash reserves for customer bankruptcy	—	—	2,203	1,032
Warranty reserve	—	—	3,527	1,690
Normalize tax rate[1]	(1,989)	(2,678)	2,511	(2,208)
Adjusted net income	$1,914	$7,210	$12,163	$16,849

Weighted average diluted shares outstanding (in thousands)	34,863	35,547	35,011	35,255
Diluted earnings (loss) per share	$(0.09)	$0.04	$(0.34)	$(0.08)
Adjusted diluted earnings per share	$0.05	$0.20	$0.35	$0.48
	Consolidated
	Three Months Ended
	4/1/2023	7/1/2023	9/30/2023	12/31/2023
Net income (loss)	$(4,415)	$(11,999)	$(16,983)	$6,976
Add back (deduct):
Amortization of intangibles	3,598	3,598	3,381	3,321
Restructuring-related charges including severance	—	564	—	—
Legal reserve, settlements and recoveries	—	(1,305)	(1,227)	—
Litigation-related legal expenses	4,515	4,935	4,574	3,826
Equity investment accrued payable write-off	(1,800)	—	—	—
Net gain on sale of business	(3,427)	—	—	—
Non-cash reserves for customer bankruptcy	—	—	11,074	—
Deferred liability recovery	(5,824)	—	—	—
Normalize tax rate[1]	2,806	7,124	(3,081)	(7,612)
Adjusted net income (loss)	$(4,547)	$2,917	$(2,262)	$6,511
Weighted average diluted shares outstanding (in thousands)	32,505	32,614	33,000	34,512
Diluted earnings (loss) per share	$(0.14)	$(0.37)	$(0.51)	$0.20
Adjusted diluted earnings (loss) per share	$(0.14)	$0.09	$(0.07)	$0.19
Adjusted Net Income and Adjusted Diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Net Income and Adjusted Diluted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Adjusted Net Income and Adjusted Diluted EPS, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company’s net income and diluted EPS to that of other companies. The Company believes that presenting Adjusted Diluted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company’s strategy to grow through acquisitions as well as organically.
1 Applies a normalized tax rate of 25% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Astronics Corporation Supplemental Prior Period Tables
March 4, 2025

ASTRONICS CORPORATION
RECONCILIATION OF SEGMENT OPERATING PROFIT TO ADJUSTED SEGMENT OPERATING PROFIT
(Unaudited, $ in thousands)
	Three Months Ended
	3/30/2024	6/29/2024	9/28/2024	12/31/2024
Aerospace operating profit	$12,097	$19,280	$14,251	$16,778
Restructuring-related charges including severance	—	—	237	—
Legal reserve, settlements and recoveries	—	—	(332)	4,762
Litigation-related legal expenses	3,534	4,222	5,405	5,966
Non-cash reserves for customer bankruptcy	—	—	2,203	1,032
Warranty reserve	—	—	3,527	1,690
Adjusted Aerospace operating profit	$15,631	$23,502	$25,291	$30,228
Aerospace sales	$163,638	$176,943	$177,554	$188,549
Aerospace margin	7.4%	10.9%	8.0%	8.9%
Adjusted Aerospace margin	9.6%	13.3%	14.2%	16.0%

Test Systems operating loss	$(3,079)	$(5,336)	$(13)	$(49)
Restructuring-related charges including severance	117	657	22	1,411
Litigation-related legal expenses	160	206	153	100
Adjusted Test Systems operating profit (loss)	$(2,802)	$(4,473)	$162	$1,462
Test Systems sales	$21,436	$21,171	$26,144	$19,991
Test Systems margin	(14.4)%	(25.2)%	—%	(0.2)%
Adjusted Test Systems margin	(13.1)%	(21.1)%	0.6%	7.3%
	Three Months Ended
	4/1/2023	7/1/2023	9/30/2023	12/31/2023
Aerospace operating profit (loss)	$4,087	$13,719	$(7,464)	$14,287
Legal reserve, settlements and recoveries	—	(1,305)	(1,227)	—
Litigation-related legal expenses	1,639	2,482	2,658	2,948
Non-cash reserves for customer bankruptcy	—	—	11,074	—
Adjusted Aerospace operating profit	$5,726	$14,896	$5,041	$17,235
Aerospace sales	$135,597	$158,382	$142,104	$168,747
Aerospace margin	3.0%	8.7%	(5.3)%	8.5%
Adjusted Aerospace margin	4.2%	9.4%	3.5%	10.2%

Test Systems operating loss	$(597)	$(6,143)	$(1,781)	$(224)
Restructuring-related charges including severance	—	564	—	—
Litigation-related legal expenses	2,876	2,453	1,916	878
Deferred liability recovery	(5,824)	—	—	—
Adjusted Test Systems operating profit (loss)	$(3,545)	$(3,126)	$135	$654
Test Systems sales	$20,941	$16,072	$20,818	$26,545
Test Systems margin	(2.9)%	(38.2)%	(8.6)%	(0.8)%
Adjusted Test Systems margin	(16.9)%	(19.4)%	0.6%	2.5%
Adjusted Segment Operating Profit is defined as segment operating profit as reported, adjusted for certain items. Adjusted Segment Margin is defined as Adjusted Segment Operating Profit divided by segment sales. Adjusted Segment Operating Profit and Adjusted Segment Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Segment Operating Profit and Adjusted Segment Margin as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Adjusted Segment Operating Profit and Adjusted Segment Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's segment operating profit to the historical periods' segment operating profit and segment margin, as well as facilitates a more meaningful comparison of the Company’s segment operating profit and segment margin to that of other companies.